QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 24, 2003 (Date of earliest event reported)

MAGNETEK, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	1-10233 (Commission File Number)	95-3917584 (IRS Employer Identification No.)

10900 Wilshire Boulevard, Suite 850
Los Angeles, California 90024
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (310) 689-1610

ITEM 5. OTHER EVENTS.

        See Press Release dated January 24, 2003 entitled "Magnetek Revalues Assets Based on Impairment Tests", attached as Exhibit 99.1 to this Current Report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibits

EXHIBIT NUMBER	DESCRIPTION
99.1	Magnetek, Inc. Press Release dated January 24, 2003 entitled "Magnetek Revalues Assets Based on Impairment Tests".

SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNETEK, INC.

/s/ DAVID REILAND David Reiland Executive Vice President & Chief Financial Officer
Date: January 24, 2003

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Magnetek, Inc. Press Release dated January 24, 2003 entitled "Magnetek Revalues Assets Based on Impairment Tests".

QuickLinks

SIGNATURES
EXHIBIT INDEX